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                                                                     EXHIBIT 4.2

                                  ORBCOMM INC.
                             STOCKHOLDERS AGREEMENT

          THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of February 17, 2004, by and among ORBCOMM Inc., a Delaware corporation (the "Company"), each of the persons and entities listed on Exhibit A hereto (each, a "Preferred Stockholder" and, collectively, the "Preferred Stockholders") and the persons and entities listed on Exhibit B hereto (each a "Common Stockholder" and, collectively, the "Common Stockholders").

          WHEREAS, the Common Stockholders are the beneficial owners of an aggregate of 8,486,901 shares of the Common Stock of the Company ("Common Stock");

          WHEREAS, the Preferred Stockholders are holders of all of the Company's outstanding shares of Series A Preferred Stock (the "Preferred Stock");

          WHEREAS, the parties desire to enter into this Agreement in order to protect the management and control of the Company.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

          1. Definitions.

          1.1 "Affiliates" shall mean, with respect to any Person, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person or any Affiliate of such Person, including, without limitation, any partner, officer, director, member or employee of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

          1.2 "Common Stock Equivalents" shall mean the Common Stock and shares of Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock; provided that, for purposes of calculating a Stockholder's pro rata participation rights pursuant to this Agreement, the Common Stock Equivalents held by a Stockholder shall include the number of Common Stock Equivalents of the Company held by Orbcomm Asset Holdings allocable to such Stockholder, if any, based on the number of shares of fully paid capital stock of Orbcomm Asset Holdings held by such Stockholder.

          1.3 "Common Stockholders" shall have the meaning given in the first paragraph hereof, but shall also include their Permitted Transferees and Persons required to become additional parties to this Agreement pursuant to Section 8, and Trust Beneficiaries upon distribution of the Common Stock held by the Trust.

          1.4 "Holdings" shall mean ORBCOMM Holdings LLC, a Delaware limited liability company.

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          1.5 "Members of Holdings" shall mean the holders of membership interests in Holdings.

          1.6 "Notice of Transfer" shall mean a written notice which shall (i) specifically identify the Third Party to whom a Stockholder proposes to Transfer Shares pursuant to a bona fide Third Party Offer, (ii) include a copy of such Third Party Offer and (iii) be irrevocable for at least the applicable notice periods set forth in Articles 3 and 4.

          1.7 "Offered Shares" shall mean the Shares proposed to be Transferred to a Third Party by a Stockholder pursuant to a Notice of Transfer.

          1.8 "Orbcomm Asset Holdings" means Orbcomm Asset Holdings Ltd., a Cayman Islands limited company.

          1.9 "Permitted Transferees" shall mean, in the case of a Stockholder that is a natural person, the spouse (including widow) or issue of the Stockholder, a trust that benefits the Stockholder and/or his spouse (including widow), issue or a charity or any Person controlled by such a trust or an entity controlled directly or indirectly by the Stockholder (including individual retirement accounts).

          1.10 "Person" shall mean a natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, and trust, business trust or other organization, whether or not a legal entity, or a government or agency or any political subdivision thereof.

          1.11 "Shares" shall mean shares of voting capital stock of the Company.

          1.12 "Stockholder" shall mean the Common Stockholders and Preferred Stockholders.

          1.13 "Third Party" shall mean a reputable offeror, who shall not be an Affiliate of the Stockholder proposing to Transfer Shares, who has adequate financial resources to purchase the relevant Offered Shares.

          1.14 "Third Party Offer" shall mean a bona fide written offer by a Third Party to purchase all or a portion of a Stockholder's Shares, which notice shall specify the terms and conditions of the proposed Transfer, including (i) the name and address of the Third Party, (ii) the manner in which a disposition is proposed to be made, (iii) the price or consideration (which shall be cash or indebtedness) at which and the form in which the proposed Transfer is to be made, and (iv) all material terms and conditions of and to the Transfer.

          1.15 "Transfer" shall mean any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Shares held by a Stockholder.

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          1.16 "Trust" shall mean the Liquidating Trust of OBRCOMM Global L.P., formerly a Delaware limited partnership.

          1.15 "Trust Beneficiaries" shall mean the beneficiaries of the Trust.

          2. Restriction on Transfers of Shares.

          2.1 Notwithstanding anything in this Agreement to the contrary, unless approved by the parties necessary to amend this Agreement, no Stockholder shall Transfer any Shares for a period of three years from the date of this Agreement. Except as expressly permitted by Sections 3, 4, 5 or 6 hereof, each Stockholder agrees that it will not directly or indirectly, Transfer any Shares or any interest therein or enter into any commitment to do any of the foregoing without the prior written consent of the Company. The Company agrees not to record any Transfer of Shares unless such Transfer has been completed in compliance with the provisions set forth in this Agreement. Notwithstanding the three (3)-year restriction on transfers, the parties agree that (a) a distribution or transfer of Common Stock by the Trust to the Trust Beneficiaries shall be permitted without such approval and, upon such distribution or transfer, the Trust Beneficiaries will be bound by the terms of this Agreement and will have all of the rights, benefits and obligations of this Agreement as if they had been original signatories and (b) a distribution or transfer of Common Stock by Holdings to the Members of Holdings shall be permitted without such approval provided that each of the Members of Holdings has executed a counterpart of this Agreement prior to the date of such distribution or transfer, and, upon such distribution or transfer, each Member of Holdings will be bound by the terms of this Agreement and will have all of the rights, benefits and obligations of this Agreement as if they had been original signatories. For the avoidance of doubt, the foregoing three year period shall begin on the date of this Agreement for any transferee that is a Trust Beneficiary or a Member of Holdings, without reference to the ownership period of any such transferee. The Company agrees to record any transfer or distribution of Common Stock from the Trust to the Trust Beneficiaries and any transfer or distribution of Common Stock from Holdings to the Members of Holdings made in accordance with the terms of this Agreement.

          2.2 Orbcomm Asset Holdings hereby irrevocably assigns its rights of refusal and tag-along rights under this Agreement to the Stockholders who are members of Orbcomm Asset Holdings in proportion to their fully paid membership interests in Orbcomm Asset Holdings, which are set forth on Exhibit C hereto. The foregoing assignment shall not affect the enforceability of the other provisions of this Agreement as to Orbcomm Asset Holdings, and Orbcomm Asset Holdings, and its Shares, shall remain subject to the restrictions on Transfer, the Drag-Along provision, and other provisions of this Agreement. Notwithstanding any provision of this Agreement to the contrary, the provisions of Section 5.1 of this Agreement relating to Exempt Transfers shall not apply to Orbcomm Asset Holdings.

          3. Right of First Refusal.

          3.1 Transfers by Common Stockholders. (i) In connection with a proposed Transfer of Shares by a Common Stockholder (the "Selling Common Stockholder"), the Selling Common Stockholder shall first deliver to the Company, the other Common Stockholders (the

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"Other Common Stockholders") and the Preferred Stockholders a Notice of Transfer
offering to the Company, the Other Common Stockholders and the Preferred Stockholders all of the Offered Shares on the terms and conditions specified in the Notice of Transfer and in the manner set forth in this Section 3.

          (ii) The Company shall have the first right and option for a period of twenty (20) days after delivery to it of the Notice of Transfer to accept any or all of the Offered Shares on the terms and conditions specified in the Notice of Transfer. The Company may exercise its option by delivering to the Selling Common Stockholder prior to the expiration of such twenty (20) day period a written notice specifying the number of Offered Shares which the Company has elected to purchase. If the Company elects to purchase less than all of the Offered Shares, the Company shall deliver, within two (2) days after termination of such twenty (20) day period, a written notice to the Other Common Stockholders and the Preferred Stockholders indicating the number of Offered Shares which the Company has elected to purchase.

          (iii) The Other Common Stockholders shall thereafter have the second right and option for a period of ten (10) days after delivery to them of such notice from the Company to elect to purchase any or all of the Offered Shares which the Company did not elect to purchase on the terms and conditions specified in the Notice of Transfer. The Offered Shares which the Company did not elect to purchase shall be allocated among the Other Common Stockholders on a pro rata basis, based on the Common Stock Equivalents held by each Other Common Stockholder. Each of the Other Common Stockholders may exercise its option by delivering a written notice to the Company and the Selling Common Stockholder prior to the termination of such ten (10) day period specifying the number of the remaining Offered Shares such Other Common Stockholder has elected to purchase. In the event that one or more Other Common Stockholders do not elect to purchase all of the Offered Shares allocated to them, Other Common Stockholders who have elected to purchase their full allocation within the ten
(10) day period shall have an additional option, for a period of five (5) days next succeeding the expiration of the ten (10) day period, to purchase all or any part of the balance of such remaining Offered Shares on the terms and conditions set forth in the Notice of Transfer, which option shall be exercised by the delivery of written notice to the Company and the Selling Common Stockholder prior to the termination of such five (5) day period specifying the number of additional Offered Shares such Other Common Stockholder has elected to purchase. In the event there are two or more such Other Common Stockholders that choose to exercise the last-mentioned option for a total number of remaining Offered Shares in excess of the number available, the remaining Offered Shares available for each such Other Common Stockholder's option shall be allocated to such Other Common Stockholder pro rata based on the number of Common Stock Equivalents owned by the Other Common Stockholders so electing. If the Company and the Other Common Stockholders elect to purchase less than all of the Offered Shares, the Company shall deliver, within two (2) days after the termination of the five (5) day period discussed above, a written notice to the Preferred Stockholders indicating the number of Offered Shares which the Company and the Other Common Stockholders have elected to purchase.

          (iv) The Preferred Stockholders shall thereafter have the third right and option, at their sole discretion for a period of ten (10) days after delivery to them of such notice by the Company to elect to purchase any or all of the Offered Shares which the Company and the Other

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Common Stockholders did not elect to purchase on the terms and conditions specified in the Notice of Transfer. The Offered Shares which the Company and the Other Common Stockholders did not elect to purchase shall be allocated among the Preferred Stockholders on a pro rata basis, based on the Common Stock Equivalents held by each Preferred Stockholder. Each of the Preferred Stockholders may exercise its option by delivering a written notice to the Company and the Selling Common Stockholder prior to the termination of such ten
(10) day period specifying the number of the remaining Offered Shares such Preferred Stockholder has elected to purchase. In the event that one or more Preferred Stockholders do not elect to purchase all of the Offered Shares allocated to them, Preferred Stockholders who have elected to purchase their full allocation within the ten (10) day period shall have an additional option, for a period of five (5) days next succeeding the expiration of the ten (10) day period, to purchase all or any part of the balance of such remaining Offered Shares on the terms and conditions set forth in the Notice of Transfer, which option shall be exercised by the delivery of a written notice to the Company and the Selling Common Stockholder prior to the termination of such five (5) day period specifying the number of additional Offered Shares such Preferred Stockholder has elected to purchase. In the event that there are two or more such Preferred Stockholders that choose to exercise the last-mentioned option for a total number of remaining Offered Shares in excess of the number available, the remaining Offered Shares available for each such Preferred Stockholder's option shall be allocated to such Preferred Stockholder pro rata based on the number of Common Stock Equivalents owned by the Preferred Stockholders so electing. Within two (2) days following the end of such five (5) day period, the Company shall deliver a notice to the all of the Stockholders indicating the total number of Offered Shares which the Company, the Other Common Stockholders and the Preferred Stockholders have elected to purchase.

          3.2 Transfers by Preferred Stockholders. (i) In connection with a proposed Transfer of Shares by a Preferred Stockholder (the "Selling Preferred Stockholder"), the Selling Preferred Stockholder shall first deliver to the Company, the other Preferred Stockholders (the "Other Preferred Stockholders") and the Common Stockholders a Notice of Transfer offering to the Company, the Other Preferred Stockholders and the Common Stockholders all of the Offered Shares on the terms and conditions specified in the Notice of Transfer and in the manner set forth in this Section 3.

          (ii) The Company shall have the first right and option for a period of twenty (20) days after delivery to it of the Notice of Transfer to accept any or all of the Offered Shares on the terms and conditions specified in the Notice of Transfer. The Company may exercise its option by delivering to the Selling Preferred Stockholder prior to the expiration of such twenty (20) day period a written notice specifying the number of Offered Shares which the Company has elected to purchase. If the Company elects to purchase less than all of the Offered Shares, the Company shall deliver, within two (2) days after termination of such twenty (20) day period, a written notice to the Other Preferred Stockholders and the Common Stockholders indicating the number of Offered Shares which the Company has elected to purchase.

          (iii) The Other Preferred Stockholders shall thereafter have the second right and option for a period of ten (10) days after delivery to them of such notice from the Company to elect to purchase any or all of the Offered Shares which the Company did not elect to purchase on the terms and conditions specified in the Notice of Transfer. The Offered Shares which the

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Company did not elect to purchase shall be allocated among the Other Preferred
Stockholders on a pro rata basis, based on the Common Stock Equivalents held by each Other Preferred Stockholder. Each of the Other Preferred Stockholders may exercise its option by delivering a written notice to the Company and the Selling Preferred Stockholder prior to the termination of such ten (10) day period specifying the number of the remaining Offered Shares such Other Preferred Stockholder has elected to purchase. In the event that one or more Other Preferred Stockholders do not elect to purchase all of the Offered Shares allocated to them, Other Preferred Stockholders who have elected to purchase their full allocation within the ten (10) day period shall have an additional option, for a period of five (5) days next succeeding the expiration of the ten
(10) day period, to purchase all or any part of the balance of such remaining Offered Shares on the terms and conditions set forth in the Notice of Transfer, which option shall be exercised by the delivery of written notice to the Company and the Selling Preferred Stockholder prior to the termination of such five (5) day period specifying the number of additional Offered Shares such Other Preferred Stockholder has elected to purchase. In the event there are two or more such Other Preferred Stockholders that choose to exercise the last-mentioned option for a total number of remaining Offered Shares in excess of the number available, the remaining Offered Shares available for each such Other Preferred Stockholder's option shall be allocated to such Other Preferred Stockholder pro rata based on the number of Common Stock Equivalents owned by the Other Preferred Stockholders so electing. If the Company and the Other Preferred Stockholders elect to purchase less than all of the Offered Shares, the Company shall deliver, within two (2) days after the termination of the five
(5) day period discussed above, a written notice to the Common Stockholders indicating the number of Offered Shares which the Company and the Other Preferred Stockholders have elected to purchase.

          (iv) The Common Stockholders shall thereafter have the third right and option, at their sole discretion for a period of ten (10) days after delivery to them of such notice by the Company to elect to purchase any or all of the Offered Shares which the Company and the Other Preferred Stockholders did not elect to purchase on the terms and conditions specified in the Notice of Transfer. The Offered Shares which the Company and the Other Preferred Stockholders did not elect to purchase shall be allocated among the Common Stockholders on a pro rata basis, based on the Common Stock Equivalents held by each Common Stockholder. Each of the Common Stockholders may exercise its option by delivering a written notice to the Company and the Selling Preferred Stockholder prior to the termination of such ten (10) day period specifying the number of the remaining Offered Shares such Common Stockholder has elected to purchase. In the event that one or more Common Stockholders do not elect to purchase all of the Offered Shares allocated to them, Common Stockholders who have elected to purchase their full allocation with the ten (10) day period shall have an additional option, for a period of five (5) days next succeeding the expiration of the ten (10) day period, to purchase all or any part of the balance of such remaining Offered Shares on the terms and conditions set forth in the Notice of Transfer, which option shall be exercised by the delivery of a written notice to the Company and the Selling Preferred Stockholder prior to the termination of such five (5) day period specifying the number of additional Offered Shares such Common Stockholder has elected to purchase. In the event that there are two or more such Common Stockholders that choose to exercise the last-mentioned option for a total number of remaining Offered Shares in excess of the number available, the remaining Offered Shares available for each such Common Stockholder's option shall be allocated to such Common Stockholder pro rata based on the

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number of Common Stock Equivalents owned by the Common Stockholders so electing.
Within two (2) days following the end of such five (5) day period, the Company shall deliver a notice to the all of the Stockholders indicating the total number of Offered Shares which the Company, the Other Preferred Stockholders and the Common Stockholders have elected to purchase.

          3.3 If not all of the Offered Shares are purchased pursuant to paragraphs 3.1 and 3.2 above, the Selling Common Stockholder or Selling Preferred Stockholder, as the case may be (such person, a "Selling Stockholder"), may Transfer to the Third Party all of the Offered Shares not purchased pursuant to paragraphs 3.1 and 3.2 above, at a purchase price not less than the price and on terms and conditions no more favorable to the Third Party than the purchase price, terms and conditions set forth in the applicable Notice of Transfer at any time within the one hundred twenty (120) day period following the expiration of the applicable acceptance periods provided in paragraph 3.1 or
3.2 above, subject to the rights of the Stockholders (other than the Selling Stockholder) set forth in Section 4 hereof. In the event the Selling Stockholder does not Transfer to the Third Party within such one hundred twenty (120) day period, the right of such Selling Stockholder to Transfer the Offered Shares shall terminate and the obligations of this Section 3 shall be reinstated with respect to the Offered Shares.

          3.4 Transfers, if any, of Offered Shares to any Stockholders pursuant to the terms of paragraph 3.1 or 3.2 above shall be made at the registered office of the Company (or such other place as the Company may designate in writing upon three (3) days notice) on a mutually satisfactory business day within fifteen (15) days after the expiration of the applicable acceptance period provided for in paragraph 3.1 or 3.2. Delivery of certificates and duly executed instruments of transfer of the Offered Shares shall be made on such date against payment of the purchase price therefor, which shall be made in accordance with the terms and conditions of the Notice of Transfer. If a Selling Stockholder shall fail or refuse to Transfer any Shares to a purchaser as required hereunder, the Company may authorize any person to execute and deliver on his or its behalf the necessary Transfer documents. The Company may receive the purchase money in trust for the Selling Stockholder and cause the purchaser to be registered as the holder of the relevant Shares. The receipt by the Company of the purchase money shall be a good discharge to the purchaser (who shall not be bound to see to the application thereof). The Company shall not be obliged to earn or pay interest on any money received by it on behalf of a Selling Stockholder.

          4. Tag-Along Right.

          4.1 Tag-Along Rights on Transfers of Common Stock. (i) In the event that the Company, the Other Common Stockholders and the Preferred Stockholders do not exercise their options to purchase all of the Selling Common Stockholder's Offered Shares, such Selling Common Stockholder shall offer each Other Common Stockholder and each Preferred Stockholder (collectively, the "Remaining Stockholders"), the opportunity to require that the Transfer by the Selling Common Stockholder be conditioned upon the Third Party purchasing from such Remaining Stockholder and from the Selling Common Stockholder a pro rata portion of each such Stockholder's Shares, based upon the number of Common Stock Equivalents owned by the Selling Common Stockholder and all Remaining Stockholders exercising rights pursuant to this paragraph 4.1 (a "Tag-Along Sale"). The Remaining Stockholders may exercise this right

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by delivering to the Company and the Selling Common Stockholder a Tag-Along
Notice in accordance with paragraph 4.1(ii) below. The Remaining Stockholders delivering such a notice are hereinafter referred to as the "Tag-Along Stockholders." In connection with a Tag-Along Sale, (i) the only representations, warranties and covenants which any Tag-Along Stockholder shall be required to make in connection with any Transfer are representations and warranties with respect to its own ownership of the Shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, its due organization (if applicable), its due authorization, execution and delivery of definitive purchase agreements (if applicable), enforceability of such purchase agreement against it and no conflict of it with such purchase agreement, and (ii) the liability of the Tag-Along Stockholder with respect to any representation and warranty made in connection with any Transfer is the several liability of such Tag-Along Stockholder (and not joint with any other person).

          (ii) The Tag-Along Stockholders may exercise their rights pursuant to clause (i) above by providing written notice (the "Tag-Along Notice") to the Company and the Selling Common Stockholder no less than thirty (30) days after the expiration of the final option election period in Section 3.1 above. The Tag-Along Notice shall set forth the number of Shares each of the Tag-Along Stockholders has elected to include in the Tag-Along Sale. The Tag-Along Notice shall constitute the Tag-Along Stockholders' binding agreement to sell the Shares specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale; provided, however, that in the event there is any material change in the terms and conditions of such Tag-Along Sale after the Tag-Along Notice is given, then, notwithstanding anything herein to the contrary, each Tag-Along Stockholder shall have the right to withdraw from the Tag-Along Sale with respect to all Shares affected thereby. If the Third Party does not consummate the purchase of all of the Shares requested to be included in the Tag-Along Sale on the same terms and conditions applicable to the Selling Common Stockholder, the Selling Common Stockholder shall not consummate the Transfer of any of its Shares to the Third Party. If no Tag-Along Notice is received by the Selling Common Stockholder prior to the end of the thirty (30) day period specified above, the Selling Common Stockholder shall have the right to consummate the Transfer to the Third Party, together with any Tag-Along Sale, without the participation of such Remaining Stockholders on the terms and conditions set forth in the Notice of Transfer and only if such sale is consummated within the one hundred twenty (120) day period specified in Section
3.3. If the Tag-Along Sale does not occur within such one hundred twenty (120) day period, the Shares that were subject to the Tag-Along Sale shall continue to be subject to all of the restrictions contained in this Agreement.

          (iii) On the date of the Tag-Along Sale, each Tag-Along Stockholder shall deliver a certificate or certificates for the Shares to be sold in connection with the Tag-Along Sale, duly endorsed for transfer, to the Third Party in the manner and at the address specified in the Tag-Along Notice against delivery of the purchase price therefor, which shall be in accordance with the terms of the Notice of Transfer; provided, however, that if the Third Party objects to the delivery of Preferred Stock in lieu of Common Stock, such Tag-Along Stockholder delivering Preferred Stock shall convert such Preferred Stock to Common Stock and deliver Common Stock to the Third Party. The Company agrees to make the conversion concurrent with the actual Transfer of Shares to the Third Party.

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          4.2 Tag-Along Rights on Transfers of Preferred Stock. (i) In the event that the Company, the Other Preferred Stockholder and the Common Stockholders do not exercise their options to purchase all of the Selling Preferred
Stockholder's Offered Shares, such Selling Preferred Stockholder shall offer each Other Preferred Stockholder (collectively, the "Remaining Preferred Stockholders"), the opportunity to require that the Transfer by the Selling Preferred Stockholder be conditioned upon the Third Party purchasing from such Remaining Preferred Stockholder and from the Selling Preferred Stockholder a pro rata portion of each such Stockholder's Shares, based upon the number of Common Stock Equivalents owned by the Selling Preferred Stockholder and all Remaining Preferred Stockholders exercising rights pursuant to this paragraph 4.2 (a "Preferred Tag-Along Sale"). The Remaining Preferred Stockholders may exercise this right by delivering to the Company and the Selling Preferred Stockholder a Preferred Tag-Along Notice in accordance with paragraph 4.2(ii) below. The Remaining Preferred Stockholders delivering such a notice are hereinafter referred to as the "Tag-Along Preferred Stockholders." In connection with a Preferred Tag-Along Sale, (i) the only representations, warranties and covenants which any Tag-Along Preferred Stockholder shall be required to make in connection with any Transfer are representations and warranties with respect to its own ownership of the shares of Preferred Stock to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, its due organization (if applicable), its due authorization, execution and delivery of definitive purchase agreements (if applicable), enforceability of such purchase agreement against it and no conflict of it with such purchase agreement, and (ii) the liability of the Tag-Along Preferred Stockholder with respect to any representation and warranty made in connection with any Transfer is the several liability of such Tag-Along Preferred Stockholder (and not joint with any other person).

          (ii) The Tag-Along Preferred Stockholders may exercise their rights pursuant to clause (i) above by providing written notice (the "Preferred Tag-Along Notice") to the Company and the Selling Preferred Stockholder no less than thirty (30) days after the expiration of the final option election period in Section 3.2 above. The Preferred Tag-Along Notice shall set forth the number of shares of Preferred Stock each of the Tag-Along Preferred Stockholders has elected to include in the Preferred Tag-Along Sale. The Preferred Tag-Along Notice shall constitute the Tag-Along Preferred Stockholders' binding agreement to sell the shares of Preferred Stock specified in the Preferred Tag-Along Notice on the terms and conditions applicable to the Preferred Tag-Along Sale; provided, however, that in the event there is any material change in the terms and conditions of such Preferred Tag-Along Sale after the Preferred Tag-Along Notice is given, then, notwithstanding anything herein to the contrary, each Tag-Along Preferred Stockholder shall have the right to withdraw from the Preferred Tag-Along Sale with respect to all shares of Preferred Stock affected thereby. If the Third Party does not consummate the purchase of all of the shares of Preferred Stock requested to be included in the Preferred Tag-Along Sale on the same terms and conditions applicable to the Selling Preferred Stockholder, the Selling Preferred Stockholder shall not consummate the Transfer of any of its shares of Preferred Stock to the Third Party. If no Preferred Tag-Along Notice is received by the Selling Preferred Stockholder prior to the end of the thirty (30) day period specified above, the Selling Preferred Stockholder shall have the right to consummate the Transfer to the Third Party, together with any Preferred Tag-Along Sale, without the participation of such Remaining Preferred Stockholders on the terms and conditions set forth in the Notice of Transfer and only if such sale is consummated within the one hundred twenty (120) day period specified in

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Section 3.3. If the Preferred Tag-Along Sale does not occur within such one hundred twenty (120) day period, the shares of Preferred Stock that were subject to the Preferred Tag-Along Sale shall continue to be subject to all of the restrictions contained in this Agreement.

          (iii) On the date of the Preferred Tag-Along Sale, each Tag-Along Preferred Stockholder shall deliver a certificate or certificates for the shares of Preferred Stock to be sold in connection with the Preferred Tag-Along Sale, duly endorsed for transfer, to the Third Party in the manner and at the address specified in the Preferred Tag-Along Notice against delivery of the purchase price therefor, which shall be in accordance with the terms of the Notice of Transfer.

          4.3 The exercise or non-exercise of the rights of the Stockholders hereunder to participate in one or more Transfers of a the Selling Stockholder shall not adversely affect their rights to participate in subsequent Transfers of Shares subject to the restrictions set forth in this Agreement.

          5. Exempt Transfers.

          5.1 Notwithstanding the foregoing, the restrictions on transfer, rights of first refusal and tag-along rights set forth in Sections 2, 3 and 4 of this Agreement shall not apply to: (i) any transfer by a Preferred Stockholder, if an entity, to its members (or members of its members), shareholders, partners, or any direct or indirect majority-owned subsidiary, (ii) any Stockholder to a Permitted Transferee, or (iii) any distribution or transfer of Common Stock by the Trust to the Trust Beneficiaries; provided that in the event any such transfer is made to any such Person, Trust Beneficiary, or a Permitted Transferee, (A) such Person, Trust Beneficiary, or the Permitted Transferee shall inform the Company of such transfer or gift prior to effecting it and (B) such Person, Trust Beneficiary, or the Permitted Transferee shall furnish the Stockholders and the Company with a written agreement to be bound by and comply with all provisions of this Agreement and the Registration Rights Agreement to the same extent as the transferor. Any purported transfer in violation of this
Section 5.1 shall be void ab initio. Upon such exempt transfer, the Person, Trust Beneficiary, or Permitted Transferee shall have all of the rights, benefits and obligations of a Stockholder under this Agreement and the Registration Rights Agreement.

          5.2 Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 3 and 4 shall not apply to the sale of any Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

          5.3 This Agreement is subject to and shall in no manner limit any right the Company may have to repurchase securities from any Stockholder pursuant to a stock restriction agreement or other agreement between the Company and such Stockholder in connection with his or her employment with the Company or any Affiliate of the Company. In the event of a right of first refusal held by the Company on Shares held by any Stockholder, the right of refusal and tag-along provisions shall apply upon the expiration of the right of first refusal held by the Company.

          6. Drag-Along Rights.

          6.1 (i) Each of the Stockholders agrees to hold all Shares registered in its name or beneficially owned by it as of the date hereof and any and all Shares legally or beneficially acquired by it after the date hereof subject to, and to vote such Shares in accordance with, the provisions of this Section 6. Each of the Stockholders further agrees that such Stockholder has not and shall not enter into any Agreement (other than an amendment of this Agreement pursuant to Section 11.2 hereof) which conflicts with the provisions of this Section 6.

               (ii) In the event there shall be authorized an Approved Transaction (as such term is defined in Section 6.2 below), each Common Stockholder and each Preferred Stockholder shall (a) vote all of its shares of Common Stock and Preferred Stock, as the case may be, in favor of such Approved Transaction, to the extent a vote of the Common Stockholders and/or Preferred Stockholders (voting either as a single class or as separate classes) is required for the consummation of the transaction and (b) if such Approved Transaction is a Sale Transaction (as such term is defined in Section 6.3 below), Transfer all of its shares of Common Stock and Preferred Stock, as the case may be, to the purchaser or purchasers in such Sale Transaction upon the terms and conditions of such Sale Transaction.

               (iii) In negotiating a Sale Transaction, the Company shall provide (A) that the only representations, warranties and covenants which the Stockholders shall be required to make in connection with any Transfer are representations and warranties with respect to its own ownership of its Shares and, its ability to convey title thereto free and clear of liens, encumbrances or adverse claims (if applicable), its due organization (if applicable), its due authorization, execution and delivery of definitive purchase agreements (if applicable), enforceability of such purchase agreement against it, (B) that the liability of the Stockholders with respect to any representation and warranty made in connection with any Transfer is the several liability of such Stockholders (and not joint with any other person) and (C) none of the Stockholders shall be required to provide any indemnification to anyone in connection with the transaction (other than indemnification for damages resulting from the breach of any representations or warranties made by such Stockholders); provided, however, that the foregoing shall not limit the obligations of the Stockholders, and such Stockholders hereby expressly agree to be bound by and subject to, any escrow or other holdback arrangement (on a pro rata basis on the number of Common Stock Equivalents sold by such Stockholders in such transaction) provided for in the transaction documents for such transaction.

               (iv) Each Stockholder hereby grants to the Chief Executive Officer of the Company or other person appointed by the Board an irrevocable proxy, coupled with an interest, to vote such Shares in accordance with this
Section 6, and hereby appoints the Chief Executive Officer or such other appointee, its attorney in fact, with full power and authority to take any and all actions on such Stockholder's behalf as may be necessary to approve and consummate transactions approved pursuant to this provision in the event that such party fails or refuses to vote or sell its Shares as required by this
Section 6.

               At the closing of any Sale Transaction, each of the parties to this Agreement shall (A) execute and deliver such instruments of conveyance and transfer and take such other actions, including executing any purchase agreement, merger agreement or related documents, which the Company may reasonably request to consummate the Sale Transaction and (B) deliver, against receipt of the consideration payable in such transaction, certificates representing the Shares which such party holds of record or beneficially, with all endorsements necessary for transfer. In the event that any Stockholder fails or refuses to comply with the provisions of this Section 6, the Company and the purchaser in such transaction, at their option, may elect to proceed with such transaction notwithstanding such failure or refusal and, in such event and upon tender of the specified consideration to any such party, the rights of any such party with respect to the Shares of such party shall cease.

          6.2 Approved Transaction. For purposes of this Section 6, the term "Approved Transaction" shall mean the following:

               (i) any proposed equity financing transaction, including without limitation, the sale of Common Stock or Preferred Stock of the Company for consideration per share less than the Series A Conversion Price (as defined in the Company's Amended and Restated Certificate of Incorporation) in effect immediately prior to such financing, and, if required in connection with such financing transaction, an increase in the authorized number of shares of the Company's capital stock in connection with such proposed financing transaction; provided, however, that the terms of such proposed equity financing transaction shall have been approved by a majority of the Board of Directors of the Company; or

               (ii) a Sale Transaction.

          6.3 Sale Transaction. For purposes of this Section 6, the term "Sale Transaction" shall mean:

               (i) a proposed sale, transfer or other disposition of all or substantially all of the assets and properties of the Company to, or the proposed entry into any merger or consolidation agreement with, any Third Party, whether in a single transaction or series of related transactions, which results in the holders of the outstanding voting power of the Company immediately prior to such transaction or series of transactions owning less than a majority of the outstanding voting securities in the continuing or surviving company or entity following such transaction or transactions; provided, however, that such transaction, (A) if the sale price or transaction value is based on a valuation of the the Company, taken as a whole, of less than $85 million, the transaction shall have been approved by a majority of the Board of Directors of the Company and the holders of no less than a majority of the Preferred Stock or (B) if the sale price or transaction value is based on a valuation of the Company, taken as a whole, of equal to or greater than $85 million, the transaction shall have been approved by a majority of the Board of Directors including no less than two directors elected by the holders of the Common Stock; or

               (ii) a proposed sale, transfer or exchange of all of the Company's outstanding capital stock to a Third Party, whether in a single transaction or series of related transactions, for cash or, in the case of a stock-for-stock transaction, which results in the holders of the outstanding voting power of the Company immediately prior to such transaction or series of transactions owning less than a majority of the outstanding voting securities for the election of directors in the continuing or surviving company or entity following such transaction or transactions; provided, however, that such transaction, (A) if the sale price or transaction value is based on a valuation of the Company, taken as a whole, of less than $85 million, the transaction shall have been approved by a majority of the Board of Directors of the Company and the holders of no less than a majority of the Preferred Stock or (B) if the sale price or transaction value is based on a valuation of the Company, taken as a whole, of equal to or greater than $85 million, the transaction shall have been approved by a majority of the Board of Directors of the Company and the holders of a majority of the outstanding voting shares of the capital stock of the Company, including the holders of a majority of the outstanding Common Stock.

          7. Additional Transfer Limitations.

          7.1 Legend. Each certificate representing Shares now or hereafter owned by a Stockholder or issued to any person in connection with a transfer permitted hereunder shall be endorsed with the following legend:

     "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

          7.2 Stop Transfer. The Stockholders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 7.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

          8. Additional Parties. The Company and the Stockholders agree that, as a condition to the issuance, sale or transfer of Shares to any Person, the Company and the Stockholders, as appropriate, will require that such Person execute a counterpart of this Agreement as a "Stockholder" and such Person's shares of capital stock shall thereafter constitute "Shares" for purposes of this Agreement, unless the Board of Directors of the Company determines otherwise.

          9. Financial Statements and Other Information.

          9.1 The Company shall deliver to each Stockholder holding at least four percent (4%) of the Common Stock Equivalents then outstanding:

               (i) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied; and

               (ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter and a quarterly budget and cash flow projections used in the normal management of the Company's affairs;

               (iii) within 30 days after the end of each month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year and a monthly budget and cash flow projections used in the normal management of the Company's affairs;

               (iv) as soon as available, but in any event 30 days prior to the commencement of each new fiscal year, an operating plan, budget and projected financial statements, including the Company's revenues, expenses and cash position on a quarter-to-quarter basis, for such fiscal year;

               (v) within five days after the Company learns of any material claim or commencement of any legal or equitable proceeding, written notice of such claim or proceeding;

               (vi) within five days of discovery, notice of any material default in any material agreement to which the Company is a party;

               (vii) upon transmission, copies of all reports and communications with any other class or series of the Company's securities, or any communication to or from the Commission (other than Regulation D and similar routine exemption filings); and

               (viii) with reasonable promptness, such other information and data as such Preferred Stockholder may from time to time reasonably request.

          9.2 The foregoing financial statements shall be prepared on a consolidated basis with the Company's subsidiaries. The financial statements delivered pursuant to clauses (ii) and (iii) of Section 9.1 shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

          10. Term and Termination.

          10.1 Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

               (a) the effective time of the closing of the Initial Public Offering (as such term is defined in the Company's Registration Rights Agreement of even date herewith); and

               (b) the effective time of the closing of a sale, lease or other disposition of all or substantially all of the Company's assets (including the exclusive irrevocable licensing of all of the Company's intellectual property for a third party) or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 10.1(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

          11. Miscellaneous.

          11.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to principles of conflicts of laws.

          11.2 Amendment and Waiver. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, the holders of a majority of the Preferred Stock and the holders of a majority of the Common Stock, provided, however (a) Exhibit A hereto may be amended by the Company from time to time in accordance with Section 12.07 of the Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") to add information regarding Additional Investors (as defined in the Purchase Agreement) without the consent of the other parties hereto, (b) Exhibit B hereto may be amended by the Company from time to time to add information regarding additional Stockholders made party to this Agreement pursuant to Section 8 hereof without the consent of the other parties hereto, and (c) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion (it being agreed that a waiver or amendment of the provisions of this Agreement shall be deemed to apply to all Stockholders in the same fashion if such waiver or amendment does so by its terms, notwithstanding the fact that certain Stockholders are affected differently by virtue of differences in their shareholdings). The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this
Section 11.2 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          11.3 Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

          11.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day,
(iii) five (5) days after having been sent by certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page to the Purchase Agreement or at such other address as such party may designate by ten (10) days advance written notice to the Company.

          11.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          11.6 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          11.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.8 Conflicting Agreements. Each Stockholder represents and warrants to the Company and the other Stockholders that it is not a party to or bound by any agreement relating to the voting of its Shares or that otherwise directly or indirectly conflicts with the provisions of this Agreement, other than the Preferred Stock Voting Agreement and the Common Stock Voting Agreement of even date herewith. The Stockholders agree not to enter into any agreement with any other Stockholder relating to the voting of Shares, and agree not to amend the Preferred Stock Voting Agreement or the Common Stock Voting Agreement, on terms that conflict with the terms of this Agreement. In the event of a conflict between the provisions of this Agreement and the provisions of any other agreement to which any Stockholder is bound, then, as among parties to this Agreement, the terms of this Agreement shall control.


                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Stockholders Agreement as of the date above first written.

                                        ORBCOMM INC.


                                        By: /s/ Don Franco
                                            ------------------------------------
                                        Name: Don Franco
                                        Title: Co-Chief Executive Officer


                                        THE INVESTORS:

                                        SES GLOBAL, S.A.


                                        By: /s/ Robert Bednarek
                                            ------------------------------------
                                        Name: Robert Bednarek
                                        Title: Executive Vice President,
                                               Corporate  Development


                                        By: /s/ Juerqen Schulte
                                            ------------------------------------
                                        Name: Juerqen Schulte
                                        Title: Chief Financial Officer


                                        RIDGEWOOD SATELLITE LLC

                                        By: Ridgewood Venture Management
                                            Corporation, its Manager


                                        By: /s/ Robert L. Gold
                                            ------------------------------------
                                        Name: Robert L. Gold
                                        Title: President


                                        SAGAMORE HILL HUB FUND LTD.

                                        By: Sagamore Hill Capital Management
                                            L.P., Investment Manager


                                        By: /s/ Steven H. Bloom
                                            ------------------------------------
                                        Name: Steven H. Bloom
                                        Title: President


                 (Signature page to the Stockholders Agreement)

                                        NORTHWOOD VENTURES LLC


                                        By: /s/ Peter G. Schiff
                                            ------------------------------------
                                        Name: Peter G. Schiff
                                        Title: President


                                        NORTHWOOD CAPITAL PARTNERS LLC


                                        By: /s/ Peter G. Schiff
                                            ------------------------------------
                                        Name: Peter G. Schiff
                                        Title: President


                                        OHB TECHNOLOGY AG


                                        By: /s/ Marco Fuchs
                                            ------------------------------------
                                        Name: Marco Fuchs
                                        Title: Chief Executive Officer


              (Signature page to the Registration Rights Agreement)
               (Additional Counterpart Signature Pages to Follow)

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Arthur S. Bahr
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Arthur S. Bahr
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             DIETER H. BERGHOEFER
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Dieter H. Berghoefer
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             BUKFENC INC.
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Andrew Gaspar
           -----------------------------
Name: ANDREW GASPAR
Title: PRESIDENT

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Steven Chrust IRA
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Steven G. Chrust
           -----------------------------
Name: Steven G. Chrust
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             STEVEN G. CHRUST
                              (please print)
Notice Address of Investor:
                              -----------------------------
   (please complete)
                              -----------------------------


Signed by: /s/ Steven G. Chrust
           -----------------------------
Name: STEVEN G. CHRUST
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             MARY HIGGINS CLARK
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Mary Higgins Clark
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             PATRICK CLIFFORD
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Patrick Clifford
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             BERT R. COHEN
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Bert R. Cohen
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             JOHN CONNELLY
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ John Connelly
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             CRYSTAL LAKE PTS
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Signatre Illegible
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             JAMES EAGAN
                              (please print)

Notice Address of Investor:
   (please complete)




Signed by: /s/ James Eagan
           -----------------------------
Name: JAMES EAGAN
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             RBC FBO E.B. GRISWOLD IRA
                              (please print)

Notice Address of Investor:
   (please complete)




Signed by: /s/ Signature Illegible
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


RBC Dain Rauscher

/s/ Mary Anne Grindatti
----------------------------------------
Mary Anne Grindatti
Managing Director

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             E B GRISWOLD IRA
                              (please print)

Notice Address of Investor:
                              ------------------------------
   (please complete)
                              ------------------------------


Signed by: /s/ E B Griswold IRA
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Jerome B. Eisenberg
                              (please print)

Notice Address of Investor:
     (please complete)



Signed by: /s/ Jerome B. Eisenberg
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             MARC EISENBERG
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Marc Eisenberg
           -----------------------------
Name:  MARC EISENBERG
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Estrin New Ventures LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Melvyn J. Estrin
           -----------------------------
Name: Melvyn J. Estrin
Title: Managing Member

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             EVE CHRUST 2001 BUSINESS TRUST
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Steven Chrust
           -----------------------------
Name: STEVEN CHRUST
Title: TRUSTEE

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Don Franco
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Don Franco
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             JOHN FRANCO & MARY FRANCO
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ John Franco /s/ Mary Franco
           -------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Mark Freitas
                              (please print)

Notice Address of Investor:
                              ------------------------------
   (please complete)
                              ------------------------------


Signed by: /s/ Mark Freitas
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             JOEL FRIEDMAN
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Joel Friedman
           -----------------------------
Name: JOEL FRIEDMAN
Title: CHAIRMAN

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Michael Friedman
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Michael Friedman
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             MARILYN GORDON
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Marilyn Gordon
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             RONALD GORDON MARILYN GORDON
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Ronald Gordon /s/ Marilyn Gordon
           -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             EDMUND GREENE
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Edmund Greene
           -----------------------------
Name: EDMUND GREENE
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             E. BULKELEY GRISWOLD
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ E Bulkeley Griswold
           -----------------------------
Name: E BULKELEY GRISWOLD
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             JAMES H. HIGBY
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/  James H. Higby
           -----------------------------
Name: JAMES H. HIGBY
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Hoboken Partners I LLC
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Alejandro San Miguel
           -----------------------------
Name: Alejandro San Miguel
Title: Managing Member

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             HANS E.W. HOFFMANN
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Hans Hoffmann
           -----------------------------
Name: HOFFMANN
Title: SIGNATURE ILLEGIBLE

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             WILLIAM JAFFE
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ William Jaffe
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Douglas Jones
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Douglas Jones
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Jerry Kay
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Jerry Kay
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Korea Orbcomm
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Hyung Jin Song
           -----------------------------
Name: Hyung Jin Song
Title: Chairman

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             John Levinson
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ John Levinson
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             LIZA CHRUST 2001 BUSINESS TRUST
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Steven Chrust
           -----------------------------
Name: STEVEN CHRUST
Title: TRUSTEE

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             PHILIP H. LODEWICK
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Philip H. Lodewick
           -----------------------------
Name: PHILIP H. LODEWICK
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Robert Loud
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Robert Loud
           -----------------------------
Name: Robert Loud
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Christopher Lust
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Christopher Lust
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             H. MELCHERS
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ H. Melchers
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Miller & Wrubel Asset Company
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ David F. Wrubel
           -----------------------------
Name: David F. Wrubel
Title: General Partner

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Nakoma Investments. LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Irwin F. Smith
           -----------------------------
Name: IRWIN F. SMITH
Title: Senior Managing Director

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             DENIS NAYDEN
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Denis Nayden
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Albert G. Nickel
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Albert G. Nickel
           -----------------------------
Name: Albert G. Nickel
Title: Owner

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Northwood Capital Partners LLC
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: President

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Northwood Ventures LLC
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: President

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             OAKWOOD CAPITAL, LLC
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Oden Sten
           -----------------------------
Name: ODEN STEN
Title: Managing Director

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             OHB Technology AG
                              (please print)

Notice Address of Investor:
                              ---------------------------
   (please complete)
                              ---------------------------


Signed by: /s/ Signature Illegible
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Orbcomm Asia Limited
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Hyung Jin Song
           -----------------------------
Name: Hyung Jin Song
Title: CEO

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             ORBCOMM ASSET HOLDINGS LTD
                              (please print)

Notice Address of Investor:
                              ---------------------------
   (please complete)
                              ---------------------------


Signed by: /s/ Don Franco
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Orbcomm Deutschland AG
                              (please print)

Notice Address of Investor:
                              ---------------------------
   (please complete)
                              ---------------------------


Signed by: /s/ M. Fuchs
           -----------------------------
Name: M. FUCHS
Title: CEO

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             OC GLOBAL LIQUIDATING TRUST
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Carol P. Hanna
           -----------------------------
Name: CAROL P. HANNA
Title: LIQUIDATING TRUSTEE

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             ORBCOMM HOLDINGS LLC
                              (please print)

Notice Address of Investor:
                              --------------------------
(please complete)
                              --------------------------


Signed by: /s/ Don Franco
           -----------------------------
Name: Don Franco
Title: Director

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             A. Alex Porter
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ A. Alex Porter
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Richard K. Webel Trust
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: Trustee

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Jeffrey Riecker
                              (please print)

Notice Address of Investor:
   (please complete)




Signed by: /s/ Jeffrey Riecker
           -----------------------------
Name: JEFFREY RIECKER
Title: INVESTOR

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Dr. Andre-Michael Schultz
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Andre-Michael Schultz
           -----------------------------
Name: Dr. Andre-Michael Schultz
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             ROBERT J. SCHULTZ
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Robert Schultz
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             SHIPPAN FUND, LLC
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Steven Chrust
           -----------------------------
Name: STEVEN CHRUST
Title: MANAGING MEMBER

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             SK Partners
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Peter G. Schiff
           -----------------------------
Name: Peter G. Schiff
Title: Managing General Partner

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             MURRAY SLIMOWITZ
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Murray Slimowitz
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Hyung Jin Song
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ Hyung Jin Song
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Walter H. Sonnenfeldt
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Walter H. Sonnenfeldt
           -----------------------------
Name: Walter H. Sonnenfeldt
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Elizabeth Steele
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Elizabeth Steele
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Hans Steininger
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ H. Steininger
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Daniel J. Sullivan
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Daniel J. Sullivan
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Mark Sullivan
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Mark Sullivan
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             Michael Sullivan
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Michael Sullivan
           -----------------------------
Name: Michael Sullivan
Title:
       ---------------------------------

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             WILLIAM VANDEN HEUVEL
                              (please print)

Notice Address of Investor:
   (please complete)



Signed by: /s/ William Vanden Heuvel
           -----------------------------
Name: William Vanden Heuvel
Title: Investor

            THIS IS A COUNTERPART SIGNATURE PAGE TO THE STOCKHOLDERS
        AGREEMENT OF ORBCOMM INC, DATED AS OF FEBRUARY 17, 2004, BETWEEN
             ORBCOMM INC., ITS COMMON STOCKHOLDERS AND ITS PREFERRED
                                  STOCKHOLDERS.

Name of Investor:             HENRY T. WILSON
                              (please print)

Notice Address of Investor:
   (please complete)


Signed by: /s/ Henry T. Wilson
           -----------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                    EXHIBIT A

                          Amended as of August 13, 2004

                         LIST OF PREFERRED STOCKHOLDERS

       NAME OF PREFERRED STOCKHOLDER            SHARES
       -----------------------------          ---------
Albert Nickel                                    70,373
A. Alex Porter                                  149,402
Arthur Bahr                                      10,553
Bert Cohen                                      117,400
Bukenc Inc.                                      94,992
Christopher Lust                                 21,107
Crystal Lake Partners                            92,201
Daniel Sullivan                                  42,213
Denis Nayden                                    158,453
Don Franco                                      217,696
Doug Jones                                        9,673
E. Anderson Griswold IRA                         22,867
E. Bulkeley Griswold                             41,343
E. Bulkeley Griswold IRA                          9,673
Edmund B. Greene                                 51,015
Elizabeth Steele                                 22,868
Estrin New Ventures LLC                         102,975
Eve Chrust Trust                                  5,102
Hyung-Jin Song                                   61,909
Henry Wilson                                     15,834
Hans Steininger                                  99,452
Hoboken Partners 1 LLC                          106,449
James Higby                                      38,694
Jeffrey Riecker                                  11,673
Jerome B. Eisenberg                             183,425
Jerry Kay                                        19,241
Joel Friedman                                     8,802
John Connelly                                    50,310
John Levinson                                    84,429
Liza Chrust Trust                                 5,102
Marc Eisenberg                                   21,108
Marilyn Gordon                                   17,941
Mark Sullivan                                   182,961
Mary Higgins Clark                              100,257
Michael Friedman                                 84,429
Mike Sullivan                                    22,868
Miller & Wrubel Asset Company                    94,878
Nakoma Investments LLC                          142,499

Northwood Capital Partners LLC                  241,638
Northwood Ventures LLC                        1,093,297
Oakwood Capital LLC                              47,494
OHB Technology A.G.                           1,844,314
Patrick A. Clifford                              29,020
Paul Masters IRA                                 77,387
Phillip Lodewick                                 43,973
Richard K. Webel Trust                           10,553
Ridgewood Satellite LLC                       2,256,856
Robert Loud IRA                                   9,673
Robert Schultz                                   43,251
Ron & Marilyn Gordon, JTWROS                     17,934
Sagamore Hill Hub Fund Ltd.                   1,504,571
SES Global S.A.                               3,000,001
Shippan Fund LLC                                 29,909
SK Partners                                      42,213
Murray Slimowitz IRA                              9,673
Steven Chrust                                     3,870
Steven Chrust IRA                                30,515
William Jaffe                                    40,463
William Vanden Heuvel                            87,394
Pershing, LLC tax id # 132741729 as
   custodian F/B/O IRA FBO EMMETT HUME, IRA      75,915
FBO David D. Hume                                65,140
FBO Cara L. Hume                                 65,140
Emmett Hume                                       5,281
Estrin New Ventures II LLC                       11,900
Walter Sonnenfeldt                               35,211
Henning Melchers                                 25,799
Andre-Michael Schultz                            20,337
Hans E. W. Hoffmann                              10,744
John & Mary Franco                               34,180

                                    EXHIBIT B

                           LIST OF COMMON STOCKHOLDERS

       NAME OF COMMON STOCKHOLDER            SHARES
       --------------------------          ---------
John & Mary Franco, Tenants in Common        325,820
Don Franco                                   401,870
Jerome B. Eisenberg                           87,359
OHB Technology A.G.                          413,352
Liquidating Trust of Orbcomm Global L.P.     500,000
ORBCOMM Holdings LLC*                      6,758,500
                                           ---------
   Total:                                  8,486,901
                                           =========

* Subject only to the receipt of requisite prior consent from the FCC, ORBCOMM Holdings LLC shall distribute the shares of Common Stock to its members who have executed a counterpart to this Agreement, the Common Stock Voting Agreement (as defined in the Stock Purchase Agreement, dated as of February 17, 2004, between ORBCOMM Inc., ORBCOMM LLC and certain Investors) and the Registration Rights Agreement (as defined in the Stock Purchase Agreement, dated as of February 17, 2004, between ORBCOMM Inc., ORBCOMM LLC and certain Investors). Following said distribution (assuming all members of ORBCOMM Holdings LLC are distributed shares), the Common Stockholders shall be as set forth in the following table:

       NAME OF COMMON STOCKHOLDER            SHARES
       --------------------------          ---------
John & Mary Franco, Tenants in Common        325,820
Don Franco                                 1,473,282
Jerome B. Eisenberg                          622,019
OHB Technology A.G.                        1,182,100
Liquidating Trust of Orbcomm Global L.P.     500,000
ORBCOMM Asset Holdings Ltd.                1,714,526
Orbcomm Asia Limited                       1,179,882
Walter H. Sonnenfeldt                         69,041
Miller & Wrubel Asset Company                 60,035
ORBCOMM Deutschland A.G.                     114,835
Hyung-Jin Song                               201,087
James Eagan                                   90,804
Northwood Ventures LLC                       255,151
Northwood Capital Partners LLC                45,027
Hans Steininger                              165,097
Raimund Koenig                               120,071
Henning Melchers                              90,053
Andre-Michael Schultz                         30,018
Harald D. Berghoefer                          90,053
Hans E. W. Hoffmann                           60,035
Korea Orbcomm Ltd.                            97,965
                                           ---------
   Total:                                  8,486,901
                                           =========

                                    EXHIBIT C

                  SCHEDULE OF MEMBERS OF ORBCOMM ASSET HOLDINGS

          SHAREHOLDER             SHARES
          -----------            --------
Don Franco                       1,473.75
James Eagan                        151.25
Jerome B. Eisenberg                788.75
Miller & Wrubel Asset Company      100.00
Northwood Capital Partners LLC      75.00
Northwood Ventures LLC             425.00
Walter H. Sonnenfeldt              115.00
                                 --------
   Total:                        3,128.75
                                 ========